Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
REVENUE
Interest income – related party	$ 524,748
Rental income	136,550
Total revenue	661,298
OPERATING EXPENSES
General and administrative expenses	1,371,816	929,548
Management fee expense - related party	140,959	13,972
Impairment on definite-lived intangible asset		157,143
Total operating expenses	1,512,775	1,100,663
LOSS FROM OPERATIONS	(851,477)	(1,100,663)
OTHER EXPENSES, NET
Interest expense – related party	213,930
Interest expense, net	197,940	20,497
Total other expenses, net	411,870	20,497
NET LOSS	$ (1,263,347)	$ (1,121,160)
Net loss per membership unit	$ (1,263)	$ (1,121)
Weighted average number of membership units outstanding	1,000	1,000